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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 16, 2000
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                         Liberty Group Publishing, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



       Delaware                      333-46959                    36-4197635
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(State or Other Jurisdiction       (Commission                 (IRS Employer
   of Incorporation)               File Number)              Identification No.)



3000 Dundee Road, Northbrook, Illinois                                  60062
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(Address of Principal Executive Offices)                             (Zip Code)



        Registrant's telephone number, including area code (847) 272-2244
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On November 1, 2000, Registrant, through Liberty Group Illinois Holdings, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Registrant (the "Registrant's Illinois Subsidiary"), purchased from Mid-Illinois Newspapers, Inc., an Illinois corporation (the "Seller") certain assets, including the real property, mastheads, trade names, trademarks, service marks and other marks (and the goodwill associated therewith), subscriber lists, inventory, accounts receivable and equipment of or relating to certain newspapers published, marketed and distributed by Seller in the State of Illinois (the "Newspapers").

         Prior to this transaction, no material relationship existed between Registrant and Seller, or between any affiliates of such entities.

         On November 1, 2000, Registrant paid to Seller $9,000,000 in cash (the "Purchase Price").

         In determining the Purchase Price and for purposes of the closing of the transaction, the parties assumed that the net working capital (that is, accounts receivable, certain prepaid expenses and other deposits and certain other current assets net of current liabilities) of Seller with respect to the business of operating the Newspapers as of November 1, 2000 was zero, subject to a post-closing adjustment, as set forth in that certain Asset Purchase Agreement, dated as of October 31, 2000, by and between Seller and Registrant's Illinois Subsidiary.

         The Purchase Price was funded via Registrant's credit facility, which is led by Citicorp USA, Inc., as administrative agent.

(b) Registrant acquired the purchased assets, constituting substantially all of the assets owned by Seller in its business of publishing, marketing and distributing the Newspapers. Registrant will use these assets for the same purposes as previously used by Seller.

         The foregoing summary of the terms of this transaction is qualified in its entirety by reference to the provisions of that certain Asset Purchase Agreement, dated as of October 31, 2000, by and between Seller and Registrant's Illinois Subsidiary, a copy of which is filed as an exhibit to this Report and is hereby incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Acquired Business

         Audited financial statements of Seller with respect to the Newspapers required pursuant to Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information

         The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.

(c)      Exhibits

         2.1 Asset Purchase Agreement, dated as of October 31, 2000, by and between Mid-Illinois Newspapers, Inc. and Liberty Group Illinois Holdings, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Liberty Group Publishing, Inc.


Date: November 16, 2000            By: /s/ Kenneth L. Serota
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                                    Title: President and Chief Executive Officer
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                                  Exhibit Index


Exhibit #                         Item
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   2.1      Asset Purchase Agreement, dated as of October 31,
            2000, by and between Mid-Illinois Newspapers, Inc.
            and Liberty Group Illinois Holdings, Inc.